Long Term Debt	12 Months Ended
Dec. 31, 2013
Long-term Debt, by Current and Noncurrent [Abstract]
Long-term Debt [Text Block]
LONG-TERM DEBT

Long-term debt consisted of the following:

	December 31, 2013	December 31, 2012
	($ in thousands)
Revolving credit facility:	$706,800	$608,500
Senior notes:
8.375% senior notes due 2019	51,120	51,120
Unamortized bond discount	(440)	(503)
Total senior notes	50,680	50,617
Total long-term debt	$757,480	$659,117

Amounts in the table above do not include the portion of the unsecured senior notes that were exchanged for Regency unsecured senior notes upon the completion of the Midstream Business Contribution on July 1, 2014 (see Note 1). These notes have been classified as part of liabilities held for sale within the unaudited condensed consolidated balance sheets (see Note 18).
Revolving Credit Facility

On June 22, 2011, the Partnership entered into an Amended and Restated Credit Agreement, as amended on December 28, 2012 (as amended, the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative and documentation agent and swingline lender, Bank of America, N.A. and The Royal Bank of Scotland plc, as co-syndication agents, and the other lenders who are parties to the Credit Agreement. The Credit Agreement amended and restated the Partnership’s prior $1.2 billion Credit Agreement (the “Prior Credit Agreement”). Upon the effectiveness of the Credit Agreement, all commitments of the lenders party to the Prior Credit Agreement were terminated and all loans and other indebtedness of the Partnership under the Prior Credit Agreement were renewed and extended, inclusive of new lender commitments, on the terms and conditions of the Credit Agreement. The Credit Agreement matures on June 22, 2016.
In connection with the Credit Agreement, the Partnership incurred debt issuance costs of $9.8 million and recorded a charge of $0.4 million to write off a portion of the unamortized debt issuance costs related to the Prior Credit Agreement. As of December 31, 2013, the Partnership had unamortized debt issuance costs of $5.2 million.
On December 28, 2012, the Partnership received increased commitments from its lending group under the Credit Agreement. Aggregate commitments increased from $675 million to $820 million. The Partnership has the option to request further increases in commitments, subject to the terms and conditions of the Credit Agreement, up to an aggregate total amount of $1.2 billion. Availability under the credit facility is subject to a borrowing base comprised of two components: the upstream component and the midstream component. The upstream component of the borrowing base is determined semi-annually as an amount equal to the loan value of the proved oil and gas reserves of the Partnership and its subsidiaries as determined by the lenders party to the Credit Agreement. The midstream component of the borrowing base is determined quarterly as an amount equal to the lesser of (i) 55% of the total borrowing base (subject to increase for certain periods following certain material acquisitions up to 60% of the total borrowing base) and (ii) 3.75 times Consolidated EBITDA (as defined in the Credit Agreement) attributable to the midstream assets of the Partnership and its subsidiaries for the trailing four fiscal quarters. Pro forma adjustments to each component of the borrowing base, and thus total availability under the credit facility, are made upon the occurrence of certain events including material acquisitions and dispositions. Availability under the Credit Agreement is based on the lower of the current borrowing base and the total commitments. As of December 31, 2013, the Partnership had approximately $49.2 million of availability under the credit facility based on its borrowing base on that date. The Partnership currently pays a 0.50% commitment fee (based on the Partnership's borrowing base utilization percentage) per year on the difference between total commitments and the amount drawn under the credit facility. The Credit Agreement includes a sub-limit for the issuance of standby letters of credit for a total of $150.0 million. As of December 31, 2013, the Partnership had $19.2 million of outstanding letters of credit.
At the Partnership's election, interest will accrue on the credit facility at either LIBOR plus a margin ranging from 1.75% to 2.75% (currently 2.50% per annum based on the Partnership's borrowing base utilization percentage) or the base rate plus a margin ranging from 0.75% to 1.75% (currently 1.50% per annum based on the Partnership's borrowing base utilization percentage). The applicable margin is determined based on the utilization of the then existing borrowing base. The borrowings under the Credit Agreement may be prepaid, without any premium or penalty, at any time. The base rate is generally the highest of the federal funds rate plus 0.5%, the prime rate as announced from time to time by the Administrative Agent, or daily LIBOR for a term of one month plus 1.0%. As of December 31, 2013, the weighted average interest rate (excluding the impact of interest rate swaps) on the Partnership's outstanding debt under its revolving credit facility was 2.67%.
The obligations under the Credit Agreement are secured by first priority liens on substantially all of the Partnership’s (and its material subsidiaries') material assets, including a pledge of all of the equity interests of each of the Partnership’s material subsidiaries.
The Credit Agreement requires the Partnership and certain of its subsidiaries to make certain representations and warranties that are customary for credit facilities of this type. The Credit Agreement also contains affirmative and negative covenants that are customary for credit facilities of this type, including compliance with financial covenants. The financial covenants prohibit the Partnership from exceeding defined limits with respect to:

•
As of any fiscal quarter-end, the ratio of Consolidated EBITDA (as defined in the Credit Agreement) for the four fiscal quarter period ending with such fiscal quarter to Consolidated Interest Expense (as defined in the Credit Agreement) for such four fiscal quarter period (the "Interest Coverage Ratio").;

•
As of any fiscal quarter-end, the ratio of Total Funded Indebtedness (as defined in the Credit Agreement) to Consolidated EBITDA for the four fiscal quarter period ending with such fiscal quarter (the “Total Leverage Ratio”).;

•
As of the fiscal quarter-end for the fiscal quarters ending December 31, 2013 through September 30, 2014, the ratio of Senior Secured Debt (as defined in the Credit Agreement) to Consolidated EBITDA for the four fiscal quarter period ending with such fiscal quarter (the “Senior Secured Leverage Ratio”).; and

•
As of any fiscal quarter-end the ratio of the Partnership’s consolidated current assets (including availability under the Credit Agreement up to the Loan Limit (as defined within the Credit Agreement), but excluding non-cash assets under the accounting guidance for derivatives) to consolidated current liabilities (excluding non-cash obligations under the accounting guidance for derivatives and current maturities under the Credit Agreement) (the “Current Ratio”).

The following table presents the debt covenant levels specified in our revolving credit facility as of December 31, 2013:

Quarter Ended	Total Leverage Ratio	Senior Secured Leverage Ratio	Interest Coverage Ratio	Current Ratio
December 31, 2013	5.50	3.15	2.50	1.0
March 31, 2014	5.25	3.10	2.50	1.0
June 30, 2014	5.00	3.05	2.50	1.0
September 30, 2014	4.75	2.95	2.50	1.0
Thereafter	4.50	NA	2.50	1.0

The following table presents the Partnership's actual covenant ratios as of December 31, 2013:

Interest coverage ratio	3.1
Total leverage ratio	5.4
Senior secured leverage ratio	3.06
Current ratio	1.1

As of December 31, 2013, the Partnership was in compliance with the financial covenants under the Credit Agreement.  The Partnership expects compliance with financial covenants under the Credit Agreement through 2014 because the Midstream Business Contribution will substantially improve the Partnership’s liquidity and debt ratios through the elimination of significant debt currently outstanding under our revolving credit facility and the proposed assumption of all of it's senior unsecured notes via an exchange offer to be conducted by Regency. The completion of the Midstream Business Contribution is subject to regulatory and unitholder approvals. As a result, the Partnership can provide no assurance that the Midstream Business Contribution will be completed within its anticipated time frame, or at all. Should the Midstream Business Contribution not be consummated, the Partnership intends to explore alternative means to reduce its leverage ratios to comply with the financial covenants, which may include asset sales or purchases, equity financings, the separation of its upstream and midstream businesses or other alternatives.

On February 26, 2014, the Partnership and its lender group amended the Credit Agreement to, among other items, allow for a temporary step-up in the Total Leverage Ratio and Senior Secured Leverage Ratio, and allow for additional liquidity at its election. For a further discussion of the Credit Agreement amendment, see Note 22.

Senior Notes

On May 27, 2011, the Partnership, along with its subsidiary, Eagle Rock Energy Finance Corp. ("Finance Corp"), as co-issuer and certain subsidiary guarantors, issued $300.0 million of senior unsecured notes (the "Senior Notes"), that bear a coupon of 8.375%, through a private placement. The Senior Notes will mature on June 1, 2019, and interest is payable on each June 1 and December 1, commencing December 1, 2011. After the original discount of $2.2 million and excluding related offering expenses, the Partnership received net proceeds of approximately $297.8 million, which were used to repay borrowings outstanding under the Prior Credit Agreement.
On July 13, 2012, the Partnership, along with its subsidiary, Finance Corp, as co-issuer and certain subsidiary guarantors, completed the sale of an additional $250.0 million of 8.375% senior unsecured notes due 2019 through a private placement exempt from the registration requirements of the Securities Act of 1933. After the original issue discount of $3.7 million and excluding related offering expenses, the Partnership received net proceeds of approximately $246.3 million, which were used to repay borrowings outstanding under its revolving credit facility. This issuance supplemented the Partnership's prior $300.0 million of Senior Notes issued in May 2011, all of which are treated as a single series. As of December 31, 2013, the Partnership had unamortized debt issuance costs of $1.0 million and an unamortized debt discount of $0.4 million, which is recorded as an offset to the principal amount of the Senior Notes. As discussed above and within Note 1, a portion of the Senior Notes have been classified as part of liabilities held for sale within the audited consolidated balance sheets (see Note 18).
The Senior Notes are general unsecured senior obligations and rank equally in right of payment with all of the Partnership's existing and future senior indebtedness and rank senior in right of payment to any of the Partnership's future subordinated indebtedness. The Senior Notes are effectively junior in right of payment to all of the Partnership's existing and future secured indebtedness and other obligations, including borrowings outstanding under the Partnership's Credit Agreement, to the extent of the value of the assets securing such indebtedness and other obligations. The Senior Notes are jointly and severally guaranteed on a senior unsecured basis by the Partnership's existing and future subsidiaries, who are referred to as the "subsidiary guarantors," that guarantee the Partnership's credit facility or other indebtedness.
The indenture governing the Senior Notes, among other things, restricts the Partnership's ability and the ability of the Partnership's restricted subsidiaries to: (i) incur, assume or guarantee additional indebtedness or issue redeemable stock; (ii) pay dividends on stock, repurchase stock or redeem subordinated debt; (iii) make certain investments; (iv) enter into certain transactions with affiliates; (v) create liens on their assets; (vi) sell or otherwise dispose of certain assets, including capital stock of subsidiaries; (vii) restrict dividends, loans or other asset transfers from the Partnership's restricted subsidiaries; (viii) enter into new lines of business; and (ix) consolidate with or merge with or into, or sell all or substantially all of their properties (taken as a whole) to another person.
The Partnership has the option to redeem all or a portion of the Senior Notes at any time on or after June 1, 2015 at the redemption prices specified in the indenture plus accrued and unpaid interest. The Partnership may also redeem the Senior Notes, in whole or in part, at a "make-whole" redemption price specified in the indenture, plus accrued and unpaid interest, at any time prior to June 1, 2015. In addition, the Partnership may redeem up to 35% of the Senior Notes prior to June 1, 2014 under certain circumstances with the net cash proceeds from certain equity offerings at 108.375% of the principal amount of the notes redeemed.

Scheduled maturities of long-term debt as of December 31, 2013, were as follows:

Principal Amount
($ in thousands)
2014	$—
2015	—
2016	706,800
2017	—
2018	—
2019 and after	550,000
$1,256,800